                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Forrester Research, Inc.
--------------------------------------------------------------------------------

               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 9-11.

   1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

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                                     -2-

                            FORRESTER RESEARCH, INC.
                            1033 MASSACHUSETTS AVENUE
                         CAMBRIDGE, MASSACHUSETTS 02138


GEORGE F. COLONY
Chairman of the Board, President,
and Chief Executive Officer



                                             April 15, 1997



To Our Stockholders:

         You are cordially invited to attend the annual meeting of the stockholders of Forrester Research, Inc., which will be held on Tuesday, May 13, 1997 at the offices of Ropes & Gray, One International Place, Boston, Massachusetts at 10:00 a.m. (local time).

         On the following pages, you will find the formal notice of the annual meeting and our proxy statement. When you have finished reading the statement, please promptly mark, sign, and return the enclosed proxy card to ensure that your shares will be represented.

         This is our first annual meeting since our initial public offering and we hope that many of you will be able to attend in person. I look forward to seeing you there.



                                             Sincerely yours,

                                             /s/ George F. Colony

                                             George F. Colony
                                             Chairman of the Board, President,
                                             and Chief Executive Officer

                            FORRESTER RESEARCH, INC.




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1997


         Notice is hereby given that the Annual Meeting of Stockholders of Forrester Research, Inc. will be held at the offices of Ropes & Gray, One International Place, Boston, Massachusetts at 10:00 a.m. (local time) on Tuesday, May 13, 1997 for the following purposes:

         1. To elect two Class III directors to serve until the 2000 Annual Meeting of Stockholders.

         2. To transact such other business as may properly come before the meeting and any adjournments thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice.

         Stockholders of record at the close of business on March 31, 1997 are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be open to examination by stockholders at the meeting and during normal business hours from May 3, 1997 to the date of the meeting at the offices of Ropes & Gray, One International Place, Boston, Massachusetts.

         If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.


                                             By Order of the Board of Directors
                                             Susan M. Whirty, Esq.
                                             Secretary


Cambridge, Massachusetts
April 15, 1997


         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING.
       PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                            FORRESTER RESEARCH, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 1997

                                 PROXY STATEMENT

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Forrester Research, Inc. ("Forrester" or the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Ropes & Gray, One International Place, Boston, Massachusetts at 10:00 a.m. (local time) on Tuesday, May 13, 1997, or at any adjournment thereof. A proxy may be revoked by a stockholder at any time before it is voted by (i) returning to the Company another properly signed proxy bearing a later date, (ii) otherwise delivering a written revocation to the Secretary of the Company, or
(iii) attending the Meeting and voting the shares covered by the proxy in person. Shares represented by the enclosed form of proxy properly executed and returned, and not revoked, will be voted at the Meeting by the persons named in the proxy for the proposal set forth below. In the absence of contrary instructions, the persons named as proxies will vote in accordance with the intentions stated below.

         This proxy statement was first mailed to stockholders on or about April 15, 1997.

         The expense of soliciting proxies will be borne by the Company. Officers and regular employees of the Company (who will receive no compensation therefor in addition to their regular salaries) may solicit proxies. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees to solicit proxies personally and by mail, telephone, and telegram from brokerage houses and other stockholders. The Company will reimburse brokers and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals.

         The holders of record of shares of the common stock, $.01 par value, of the Company (the "Common Stock") at the close of business on March 31, 1997 are entitled to receive notice of and to vote at the Meeting. As of that date, the Company had issued and outstanding 8,301,052 shares of Common Stock. Each such share of Common Stock is entitled to one vote on each matter to come before the Meeting.

         Consistent with state law and the Company's Bylaws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Company to act as the election inspector for the Meeting. The nominees for election as Class III directors at the Meeting who receive the greatest number of votes properly cast for the election of directors will be elected. The election inspector(s) will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the election of directors.

         The Annual Report to Stockholders for the Company's fiscal year ended December 31, 1996 accompanies this proxy statement. This proxy statement and the enclosed proxy are being mailed to stockholders on the same date as the date of the Notice of Annual Meeting of Stockholders.


                              ELECTION OF DIRECTORS

                                  PROPOSAL ONE:
                         ELECTION OF CLASS III DIRECTORS

         The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned (and not revoked) in favor of the election as Class III directors of the nominees named below, unless authority to vote for the election of such nominees is withheld, by marking the proxy to that effect.

         Pursuant to the Company's Restated Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes, as nearly equal in number as possible, so that each director will serve for three years, with one class of directors being elected each year.

         The nominees are the two directors currently designated as Class III directors, Robert M. Galford and Michael H. Welles, whose terms expire at the Meeting. The enclosed proxy cannot be voted for more than two persons.

         If Proposal One is approved, Robert M. Galford and Michael H. Welles will be elected as Class III Directors for a term of three years expiring at the 2000 Annual Meeting of Stockholders, and until their respective successors are elected and shall qualify to serve.

         It is expected that Mr. Galford and Mr. Welles will be able to serve, but if either of them are unable to serve, the proxies reserve discretion to vote, or refrain from voting, for a substitute nominee or nominees.

NOMINEES

                       NAME                 AGE                 POSITION
                       ----                 ---                 --------

                 Robert M. Galford          44             Class III Director

                 Michael H. Welles          42             Class III Director

         Robert M. Galford became a director of the Company in November 1996 immediately following the Company's initial public offering. Mr. Galford has been a member of the Faculty of the Executive Programs at Columbia University's Graduate School of Business since 1994. Before joining Columbia's Executive Programs, he taught at Boston University from 1993 to 1994. Prior to his work in executive education, Mr. Galford was a Vice President of the MAC Group from 1986 to 1991 and its successor firm, Gemini Consulting, from 1991 to 1994.

         Michael H. Welles became a director of the Company in November 1996 immediately following the Company's initial public offering. Mr. Welles has been General Manager, Next Generation Products for Lotus Development Corporation since 1994. From 1991 to 1994, he was General Manager of Lotus' Improv development team.

                   THE BOARD OF DIRECTORS RECOMMENDS ELECTION
                   OF THE NOMINEES DESCRIBED IN PROPOSAL ONE.

OTHER DIRECTORS

         George F. Colony, a Class I director, is the founder of the Company and has served as President and Chief Executive Officer since its inception in July 1983.

         George R. Hornig, a Class II director, became a director of the Company in November 1996 immediately following the Company's initial public offering. Mr. Hornig has been Managing Director and Member of the Management Committee of Deutsche Morgan Grenfell, an investment banking firm, from 1993 to the present. From 1991 to 1993, Mr. Hornig was President and Chief Operating Officer of Dubin & Swieca Holdings, Inc., an investment management firm. He is also Director of Unity Mutual Life Insurance Company and SL Industries, Inc.

         There is currently one Class II director vacancy.

BOARD MEETINGS AND COMMITTEES

         The Company completed the initial public offering of its Common Stock in December, 1996 (the "Offering"). Prior to the Offering, George F. Colony was the sole director of the Company and generally acted by written consent. There were no Board of Directors meetings during the period from completion of the Offering through December 31, 1996.

         The Audit Committee of the Company, which consists of George R. Hornig and which currently has a vacancy, held no meetings during the period from completion of the Offering through December 31, 1996. The Audit Committee reviews the results of operations of the Company with officers of the Company who are responsible for accounting matters and, from time to time, with the Company's independent auditors.

         The Compensation Committee of the Company, which consists of two members, Messrs. Galford and Welles, neither of whom is an executive officer or employee of the Company, held no meetings during the period from completion of the Offering through December 31, 1996. The Compensation Committee administers the Company's stock plans, recommends annual compensation arrangements for the Company's executive officers, and reviews annual compensation arrangements for all other officers and significant employees.

DIRECTOR COMPENSATION

         Members of the Board of Directors of the Company are reimbursed for their expenses incurred in connection with attending any meeting. In addition, in September 1996, the Company adopted the 1996 Stock Option Plan for Non-Employee Directors (the "Directors' Plan"), which provides for the issuance of options to purchase up to 150,000 shares of Common Stock. Under the Directors' Plan, the Company's four non-employee directors each received, on the date that the Company first filed a registration statement under the Securities Act of 1933, as amended, (the "Securities Act") covering the Common Stock, an option to purchase 6,000 shares of the Company's Common Stock at an exercise price of $13.00. Such options will vest in three equal installments commencing on the date that the Company completed its initial public offering of the Common Stock and on the first and second anniversaries of such date. Each non-employee director elected thereafter shall be awarded options to purchase 6,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock upon his or her election as a director, which will vest in three equal installments commencing on the date of grant and on the first and second anniversaries of the date of grant. Each non-employee director will also receive an option to purchase 4,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock each year immediately following the Company's annual stockholders meeting, which will vest in three equal installments on the first, second, and third anniversaries of the date of grant. The Compensation Committee of the Board of Directors also has the authority under the Directors' Plan to grant options to non-employee directors in such amounts and on such terms as set forth in the Directors' Plan as it shall determine at the time of grant.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table and notes thereto set forth certain information with respect to the beneficial ownership of the Company's outstanding Common
Stock as of March 31, 1997 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each of the executive officers named in the Summary Compensation
Table, (iii) each member of the Company's board of directors, and (iv) the Company's board of directors and executive officers as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned.



                                                           COMMON STOCK BENEFICIALLY OWNED
                                                          ---------------------------------
                                                             SHARES           PERCENTAGE OF
                                                          BENEFICIALLY         OUTSTANDING
        NAME OF BENEFICIAL OWNER                            OWNED(1)             SHARES
        ------------------------                          ---------------------------------

George F. Colony, c/o Forrester Research, Inc.,             6,001,000            72.29%
  1033 Massachusetts Avenue, Cambridge, MA,
  02138 (2)
Jon D. Schwartz                                                21,272               *
William M. Bluestein, Ph.D.                                    12,315               *
Paul D. Callahan                                               14,697               *
Stuart D. Woodring                                             21,154               *
Robert M. Galford (3)                                           3,200               *
George R. Hornig                                                3,000               *
Michael H. Welles                                               3,200               *
Directors and executive officers as a group
  (14 persons)                                              6,150,013            72.85%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares. Stock subject to options currently exercisable or exercisable within 60 days of March 31, 1997 is included as shares beneficially owned.
(2)  Includes 1,000 shares held by Mr. Colony's wife.
(3) Includes 1,200 shares held in trust for Mr. Galford's children as to which Mr. Galford disclaims beneficial ownership.
 *   Less than 1%.


                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth certain information regarding all compensation awarded to, earned by, or paid to the Company's President and Chief
Executive Officer and each of the other four most highly compensated executive officers during 1996 (the "Named Executive Officers").

                                             SUMMARY COMPENSATION TABLE

                                                             ANNUAL             LONG-TERM
                                                        COMPENSATION(1)        COMPENSATION
                                                      -------------------    ------------------
                                                                                 SECURITIES          ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR      SALARY      BONUS     UNDERLYING OPTIONS     COMPENSATION
---------------------------                  ----     --------    -------    ------------------     ------------

George F. Colony...........................  1996     $150,000    $44,696             --               $7,700
  Chairman of the Board, President,          1995     $135,000    $     0             --               $7,000
  and Chief Executive Officer

Jon D. Schwartz............................  1996     $241,256    $28,136           70,019
  Director, Worldwide Sales                  1995     $177,444    $20,400             --

William M. Bluestein, Ph.D.................  1996     $135,000    $62,643           70,926
  Group Director, New Media Research         1995     $110,000    $46,476             --

Paul D. Callahan...........................  1996     $131,000    $66,522           45,994
  Group Director, Information                1995     $120,000    $44,608             --
  Technology Research

Stuart D. Woodring.........................  1996     $135,000    $60,623           69,699
  Group Director, Information                1995     $125,000    $43,827             --
  Technology Research

(1)  No Named Executive Officer received other annual compensation in excess of the lesser of $50,000 or 10% of his salary and bonus.

OPTIONS GRANTED AND OPTIONS EXERCISED IN THE LAST FISCAL YEAR

         The following tables set forth certain information regarding stock options granted to the Named Executive Officers during 1996. No options were exercised by any of the Named Executive Officers during fiscal year 1996.

                                OPTION GRANTS IN LAST FISCAL YEAR

                                           % OF TOTAL                               POTENTIAL REALIZABLE
                            NUMBER OF        OPTIONS                                VALUE AT ANNUAL RATES
                            SECURITIES       GRANTED                                   OF STOCK PRICE
                            UNDERLYING         TO                                     APPRECIATION FOR
                             OPTIONS        EMPLOYEES    EXERCISE                      OPTION TERM (2)
                            GRANTED(#)      IN FISCAL      PRICE     EXPIRATION     ---------------------
          NAME                 (1)            YEAR       ($/SHARE)      DATE         5% ($)      10% ($)
---------------------------------------------------------------------------------------------------------

George F. Colony                -              -            -            -             -            -

Jon D. Schwartz               27,727          3.7%        $ 5.50      2/20/06       $ 95,905     $243,043
                              42,292          5.6%        $12.00      9/10/06       $319,167     $808,831
                                              ---
                                              9.3%

William M. Bluestein,         34,363          4.6%        $ 5.50      2/20/06       $118,859     $301,212
  Ph.D.                       36,563          4.8%        $12.00      9/10/06       $275,931     $699,264
                                              ---
                                              9.4%

Paul D. Callahan              23,091          3.1%        $ 5.50      2/20/06       $ 79,870     $202,406
                               1,736          0.2%        $11.00       7/9/06       $ 12,009     $ 30,434
                              21,167          2.8%        $12.00      9/10/06       $159,742     $404,817
                                              ---
                                              6.1%

Stuart D. Woodring            31,909          4.2%        $ 5.50      2/20/06       $110,371     $279,701
                               1,227          0.2%        $11.00       7/9/06       $  8,448     $ 21,511
                              36,563          4.8%        $12.00      9/10/06       $275,931     $699,264
                                              ---
                                              9.2%

(1) Each of these options was granted pursuant to the Company's Amended and Restated 1996 Equity Incentive Plan and is subject to the terms of such plan. The exercise price of the options granted is equal to the fair market value of the Company's Common Stock on the date of grant. All options (except for certain options that became exercisable upon the completion of the Company's initial public offering) become exercisable in three equal installments, on the first, second, and third anniversaries of the date of grant. All options expire 10 years from the date of grant.
(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the holders' continued employment through the option period, and the date on which the options are exercised.

         The following table shows the value of exercisable and unexercisable options held by each of the Named Executive Officers as of December 31, 1996.

               AGGREGATE UNEXERCISED OPTIONS AT DECEMBER 31, 1996

                                                       FISCAL YEAR-END OPTION VALUES
                                   -----------------------------------------------------------------------
                                   NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED IN-THE-MONEY
                                    UNEXERCISED OPTIONS AT FISCAL                OPTIONS AT FISCAL
                                            YEAR-END (#):                        YEAR-END ($) (1):
                                   -----------------------------------------------------------------------
             NAME                  EXERCISABLE        UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
             ----                  -----------        -------------       -----------        -------------

George F. Colony                       --                  --                   --                 --
Jon D. Schwartz                      14,697              55,322             $297,614           $845,373
William M. Bluestein, Ph.D.          21,272              49,654             $430,758           $767,834
Paul D. Callahan                     12,315              33,679             $249,379           $534,866
Stuart D. Woodring                   20,454              49,245             $414,194           $752,803

(1) Based upon the market price of $25.75 per share, which was the closing price per share of Common Stock on the Nasdaq National Market on the last trading day of the 1996 fiscal year less the option exercise price per share.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         Prior to the Company's initial public offering in November 1996, all compensation decisions were made by George F. Colony in his capacity as Chief Executive Officer and sole director of the Company. The Company engaged a compensation consultant to advise Mr. Colony on appropriate levels and methods of compensation for key employees. Following the initial public offering, the Board of Directors appointed a Compensation Committee consisting of Robert M. Galford and Michael H. Welles, neither of whom is an employee of the Company. The Compensation Committee will be responsible for reviewing with management the compensation of the Company's directors, officers, employees, and agents, making recommendations to the Board of Directors, and administering the Company's stock plans.

         The Company's culture emphasizes certain key values -- quality, cooperation, and creativity -- that it believes are critical to its continued growth. To encourage achievement of the Company's key values, the Company places great emphasis on individual excellence, and employees at all levels, as well as executive officers, are encouraged to take initiative and lead individual projects that enhance the Company's effectiveness. The Company's compensation philosophy bases cash compensation on individual achievement, teamwork, and the Company's short-term performance, and aligns employees' incentives with the Company's objective of enhancing stockholder value over the long term through long-term incentives, principally stock options. Compensation must also be competitive with other companies in the industry so that the Company can continue to attract, retain, and motivate key employees who are critical to the long-term success of the Company.

         Compensation for the Company's executive officers in 1996 consisted of three principal components: base salary, cash bonuses, and stock options.

         Base Salary. Base salaries of executive officers were determined by evaluating the responsibilities of the position, the experience and performance of the individual, and industry comparisons.

         Cash Bonuses. Cash bonuses were determined based upon performance against individual and team goals and are funded by the Company's overall performance against key business objectives.

         Stock Options. The principal equity compensation component of executive compensation are options granted under the Company's stock option plan. Prior to 1996, the Company had not issued stock options to executive officers or employees. In 1996, the Company granted stock options, some of which vested upon consummation of the Company's initial public offering and others of which vest over three years, to executive officers and other employees based on seniority and the position held with the Company, and granted stock options, which vest over three years, to new executive officers who joined the Company in 1996. The Compensation Committee expects that future stock options generally will be granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The Compensation Committee believes that stock option participation helps to motivate and retain executives and also aligns management's incentives with long-term stock price appreciation.

         Mr. Colony's compensation package in 1996 as Chief Executive Officer consisted of the same benefits program as other executive officers, including base salary, cash bonus, and other executive and employee benefit programs, other than stock options. Mr. Colony established the level of compensation after consulting with the Company's compensation consultant and other informal advisors. Beginning in 1997, the Compensation Committee will be responsible for setting Mr. Colony's compensation.

         Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to certain executive officers in excess of $1.0 million unless the compensation is performance based. It is the Company's policy to structure compensation arrangements with its executive officers to preserve the deductibility for the purpose of that compensation in light of Section 162(m).


                                                     George F. Colony

                             STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the period cumulative return of the Company's Common Stock against the return on the Nasdaq Stock Market Index of U.S. Companies and the H&Q Technology index for the period indicated below.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS*

                               [GRAPHIC OMITTED]

                                      Cumulative Total Returns
                                      ------------------------
                                       11/26/96     12/31/96

Forrester Research, Inc.               $100.00      $117.05
Nasdaq                                 $100.00      $100.81
H & Q Technology                       $100.00      $ 98.84

 * Assumes that the value of the investment in Forrester Research, Inc. Common Stock, the Nasdaq Stock Market Index of U.S. Companies, and the H&Q Technology index was $100 on November 26, 1996 and that all dividends were reinvested. The stock performance graph above is not necessarily indicative of future stock performance.



                                OTHER INFORMATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1996, Mr. Colony, Chairman of the Board, President, Chief Executive Officer, and majority stockholder of the Company, was responsible for compensation decisions, although he consulted as to such decisions with an outside compensation expert. Following the Offering, the Company established a Compensation Committee consisting of Messrs. Galford and Welles, neither of whom is an employee of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") received by it, and written representations from certain reporting persons, the Company believes that during 1996 its directors and executive officers filed all required reports under Section 16 of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company and Mr. Colony, who was the sole stockholder of the Company prior to the Offering, have entered into an indemnification agreement relating to their respective tax liabilities. Mr. Colony will continue to be liable for personal income taxes on the Company's income for all periods prior to the time the Company ceased to be an S corporation. The agreement generally provides that the Company will indemnify Mr. Colony for any increase in his taxes (including interest and penalties) resulting from adjustments initiated by taxing authorities and from payments to him under the agreement, and Mr. Colony will pay to the Company an amount equal to any decrease in his tax liability resulting from adjustments initiated by taxing authorities. The agreement also provides that, if the Company is determined to have been a C corporation for tax purposes at any time it reported its income as a S corporation, Mr. Colony will make a capital contribution to the Company in an amount necessary to hold the Company harmless from any taxes and interest arising from such determination up to the amount of distributions made by the Company to Mr. Colony prior to the termination of the Company's S corporation election less any taxes and interest attributable to such distributions.

         The Company and Mr. Colony entered into a registration rights and non-competition agreement (the "Registration Rights and Non-Competition Agreement") which provides that if Mr. Colony's employment with the Company is terminated he will not compete with the Company for the one-year period after the date of such termination. The Registration Rights and Non-Competition Agreement also provides that in the event the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or the account of another person, or both, Mr. Colony shall be entitled to include shares held by him (the "Registrable Shares") in such a registration, subject to the right of the managing underwriter of any such offering to exclude some or all of such Registrable Shares from such registration if and to the extent the inclusion of the shares would adversely affect the marketing of the shares to be sold by the Company. The agreement also provides that Mr. Colony may require the Company to register under the Securities Act shares having a fair market value of at least $5.0 million, except that the Company is not required to effect such registration more than twice or at certain times described in the agreement. The agreement also provides that the Company will pay all expenses incurred in connection with such registration.


                                  AUDIT MATTERS

         Arthur Andersen LLP has been selected to audit the financial statements of the Company for the year ending December 31, 1997 and to report the results of their examination.

         A representative of Arthur Andersen LLP is expected to be present at the Meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 1997 must be received by the Company no later than December 16, 1997.


                                 OTHER BUSINESS

         The Board of Directors knows of no business that will come before the Meeting for action except as described in the accompanying Notice of Annual Meeting of Stockholders. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.


                   FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

         A copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission is available to stockholders without charge by writing to Forrester Research, Inc., Investor Relations, 1033 Massachusetts Avenue, Cambridge, Massachusetts 02138.

                                 DETACH HERE                               FOR F




                           FORRESTER RESEARCH, INC.


P           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR ANNUAL MEETING, MAY 13, 1997
R

O       The undersigned appoints George F. Colony, Susan M. Whirty and David H.
    Ramsdell, and each of them, as proxies, each with the power of substitution,
X and authorizes them to represent and vote all shares of common stock of Forrester Research, Inc. held by the undersigned at the Annual Meeting of
Y Stockholders to be held at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110 at 10:00 a.m. on Tuesday, May 13, 1997, or any adjournments thereof, for the following purposes set forth on the reverse side.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR ON THE REVERSE SIDE.


                                                                 -----------
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                                     SIDE
                                                                 -----------

                                                            DETACH HERE                                                        FOR F
[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


    1. To elect two Class III directors to serve until the        2. To transact such other business as may properly come before
       2000 Annual Meeting.                                          the meeting and any adjournments thereof.

    NOMINEES:  Robert M. Galford, Michael H. Welles
                    FOR           WITHHELD
                    [ ]              [ ]

    [ ] _______________________________________
         For all nominees except as noted above                                MARK HERE
                                                                              FOR ADDRESS  [ ]
                                                                               CHANGE AND
                                                                              NOTE AT LEFT

                                                                  Please sign exactly as name appears hereon and date. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature: _______________________________ Date: ________________ Signature: _______________________________ Date: _________________